Alcoa and subsidiaries	EXHIBIT 99

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Alcoa Inc., a Pennsylvania corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 25, 2003	/s/ ALAIN J. P. BELDA
	Name: Title:	Alain J. P. Belda Chairman of the Board and Chief Executive Officer

Dated: April 25, 2003	/s/ RICHARD B. KELSON
	Name: Title:	Richard B. Kelson Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished in accordance with Securities and Exchange Commission Release No. 34-47551 and shall not be considered filed as part of the Form 10-Q.

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